Lazard Funds Summary Prospectus	May 1, 2019

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated May 1, 2019 (as revised or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at https://www.lazardassetmanagement.com/us/en_us/funds/list/mutual-funds/42. You can also get this information at no cost by calling (800) 823-6300 or by sending an e-mail request to Contact.US@Lazard.com.

Lazard Equity Franchise Portfolio	Institutional Shares	Open Shares	R6 Shares
	LZFIX	LZFOX	RLZFX

Important Information on Paperless Delivery
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/lazardassetmanagement. If you own these shares through a financial intermediary, you may contact your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure and visiting www.fundreports.com. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Investment Objective

The Portfolio seeks total return consisting of appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.80%	.80%	.80%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	2.62%	9.12%	2.62%	*

Total Annual Portfolio Operating Expenses	3.42%	10.17%	3.42%
Fee Waiver and/or Expense Reimbursement**	2.47%	8.97%	2.52%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.95%	1.20%	.90%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed .95%, 1.20% and .90% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 97	$ 820	$ 1,566	$ 3,537
Open Shares	$ 122	$ 2,126	$ 3,928	$ 7,677
R6 Shares	$ 92	$ 815	$ 1,562	$ 3,533

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US and non-US companies, including those in emerging markets. The Portfolio normally invests in equity securities listed on a national or other recognized securities exchange of companies that the Investment Manager considers to have an “economic franchise,” meaning companies that have historically shown an ability to generate unleveraged returns, at or above their cost of capital, for long periods of time. The Investment Manager considers that strong business franchises are often able to accomplish this performance and status because of competitive advantages such as an established or recognized brand, proprietary intellectual property or other intangible assets or industry economics such as relatively high customer switching costs. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The Portfolio may invest in the equity securities of any size company.

The Investment Manager may seek to hedge some or all foreign currency exposure in the Portfolio against movements relative to the US dollar by entering into foreign currency forward contracts, but the Investment Manager may determine not to hedge some or all of the Portfolio’s foreign currency exposure from time-to-time or at any time.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Summary Prospectus

Franchise Companies Risk. Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions may adversely affect franchise companies individually or across an industry and may negatively impact the Portfolio to a greater extent than if the Portfolio’s assets were invested more broadly in a number of types of companies.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Growth Investing Risk. The Portfolio invests in securities believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such securities may be more volatile than other securities because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Foreign Currency and Foreign Currency Hedging Risk. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager may not be able to accurately predict movements in exchange rates and there may be imperfect correlations between movements in exchange rates that could cause the Portfolio to incur significant losses. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Forward Currency Contracts Risk. Forward currency contracts may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risk of default by the counterparty to the contracts and can be illiquid. These contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Derivatives transactions incur costs, either explicitly or implicitly, which reduce return. Successful use of derivatives is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market. Use of forward currency contracts, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of

Summary Prospectus

larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-Diversification Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Equity Franchise Portfolio by showing the Portfolio’s performance for the first complete calendar year of operation compared to that of a broad measure of market performance. The bar chart shows the performance of the Portfolio’s Institutional Shares. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q3 18	4.02%

Worst Quarter:
Q4 18	-10.07%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

Summary Prospectus

	Inception Date	1 Year	Life of Portfolio
Institutional Shares:	9/29/17
Returns Before Taxes		-5.10%	-0.85%
Returns After Taxes on Distributions		-8.47%	-3.74%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-2.46%	-1.54%
Open Shares (Returns Before Taxes)	9/29/17	-5.34%	-1.10%
R6 Shares (Returns Before Taxes)		-5.10%	-0.85%
MSCI World Index		-8.71%	-2.96%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Bertrand Cliquet, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since September 2017.

Matthew Landy, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since September 2017.

John Mulquiney, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since September 2017.

Warryn Robertson, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since September 2017.

Summary Prospectus

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares*†	$10,000**
Open Shares*	$2,500
R6 Shares†	$1,000,000

* Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000 for Institutional Shares ($100,000 until June 1, 2019) or $2,500 for Open Shares.

** $100,000 until June 1, 2019.

† There is no minimum investment amount for Board members and other individuals considered to be affiliates of the Fund or the Investment Manager and their family members, discretionary accounts with the Investment Manager, affiliated and non-affiliated registered investment companies and, for R6 Shares only, certain types of employee benefit plans.

The subsequent investment minimum is $50 for Institutional Shares and Open Shares. There is no subsequent investment minimum for R6 Shares.

Open Shares investors investing directly with a Portfolio who meet the Institutional Shares minimum may request that their Open Shares be converted to Institutional Shares. Investors investing through a securities dealer or other institution should consult that firm regarding share class availability and applicable minimums.

Portfolio shares are redeemable through the Fund’s transfer agent, DST Asset Manager Solutions, Inc., on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation (Open and Institutional Shares only)
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com